Exhibit 10.74

Translated from Japanese

Application Form for (Change to) Loan on Bills

[Notice of Applicable Interest Rate Period]

Application date: April 23, 2009

To:	Sumitomo Mitsui Banking Corporation
Address	11F Nishi-Shinjuku Showa Building
13-12 Nishi-Shinjuku 1-chome, Shinjuku-ku, Tokyo
Name	Global Hotline, Inc.
Representative Director Hideki Anan

Having confirmed the following conditions, I do hereby submit a request to Sumitomo Mitsui Banking Corporation for the loan as outlined below and have received the money.

Amount	150,005,000 yen
Use	Operating funds
Desired date of deposit	April 30, 2009	Final due date	June 30, 2009

Payment details	Payment cycle	Payment date	Number of payments	Payment amount for each time
May ‘09 - May ‘09	months	The End of each m.	1 Time(s)	5,555,000 Yen
Yen
Yen
Yen
Payment on the Final due date				144,450,000 yen
Method of interest payment	EOM each month after the date of deposit or May 31, 2009 as the next due for interest payment
Payment method	Automatic transfer	Others ( )
Designated account	Branch name	Account type	Account No.	Account nominee
	Nakano Branch	Deposit account	4085101	Global Hotline, Inc.
Handling of bank holidays	If one of the payment dates above falls on a bank holiday, the payment shall be made on the following business day.

Basic interest rate	Short-term prime rate	Applicable interest rate	3.975% APR

		Spread	%
	Applicable interest rate term	In the event of change to the applicable interest rate for a divided period of the borrowing term:
	Starts: Ends:	1. Rates automatically adjusted on the ____ every ____ month 2. The change notified each time with Notice of Applicable Interest Rate Period.

*Please enter the other payment than automatic transfer in the column that says “Others ( )”.	(To be continued to the back side)

-------------------------------------------For Bank Use---------------------------------------------------------

Branch No.	Branch Name	Process for Final Date	Decision (Approved / Not Approved) date of judgment( / / )			Verification	Verification	Person in Charge	Transaction copy check	Loan seal check	Acco-unt seal check
0223	Nakano Branch		Manager	Section Ch./Credit G Leader.	Person in Charge
Loan Acct. No.	Activity No.	☐ Automatic transfer					Person in charge
2000350		ID check

April 21, 2009, 10:40 To: Global Hotline, Inc. Application form for (Change to) Loan on Bills (2-1) [Stores for 10 yrs. 8026 17.4]